SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

                         -------------------------------

                          Date of Report: March 9, 2000


                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    001-14537                 52-2093696
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


   3445 Peachtree Road, N.E., Suite 700, Atlanta, Georgia         30326
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          (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (404) 364-9400

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ITEM 5.     OTHER EVENTS.

   Lodgian, Inc. (the "Corporation") has a classified Board of Directors with directors whose terms are for three year periods. Pursuant to the terms of the Corporation's Certificate of Incorporation and the rules of the New York Stock Exchange, membership of the classes of a classified board should be as evenly allocated as possible.

   After the election of directors at the Corporation's last annual meeting, the composition of the Corporation's Board of Directors was as follows:

      Class I Directors, with a term expiring 2002:
            Peter R. Tyson
            Vacancy

      Class II Directors, with a term expiring 2000:
            Joseph C. Calabro
            John M. Lang
            Michael A. Leven

      Class III Directors, with a term expiring 2001:
            Robert S. Cole
            Richard H. Weiner
            Vacancy

   In order to properly constitute the classes of the Corporation's Board of Directors, Joseph C. Calabro has resigned as a Class II Director with a term expiring 2000 and has been appointed as a Class I Director with a term expiring 2002 in order to fill a vacancy in that Class, and the Board of Directors has reduced the size of the Board from eight members to six members to eliminate any other vacancies, with the result that the composition of the Corporation's Board of Directors is now as follows:

      Class I Directors, with a term expiring 2002:
            Peter R. Tyson
            Joseph C. Calabro

      Class II Directors, with a term expiring 2000:
            John M. Lang
            Michael A. Leven

      Class III Directors, with a term expiring 2001:
            Robert S. Cole
            Richard H. Weiner

   At the same time, the Corporation's Board of Directors amended the Corporation's Bylaws to be consistent with the Corporation's Certificate of Incorporation by deleting the second sentence of Article III, Section 5 of the Corporation's Bylaws and replacing it with the following:

      "Any director elected by the Board to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected."

ITEM 7.     EXHIBITS.

(3)         Amended Restated Bylaws of Lodgian, Inc.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    LODGIAN, INC.


                                    By /s/ Robert S. Cole
                                       ----------------------------------------
                                    Name:  Robert S. Cole
                                    Title: President and Chief Executive

                                     Officer

Date:    March 9, 2000

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                                  EXHIBIT INDEX

Exhibit No.         Description
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(3)                 Amended Restated Bylaws of Lodgian, Inc.